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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  NOVEMBER 21, 1997




                              PILLOWTEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     TEXAS                       1-11756                   75-2147728
    (State of                  (Commission               (IRS Employer
 Incorporation)                File Number)            Identification No.)



            4111 MINT WAY, DALLAS, TEXAS                     75237
      (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (214) 333-3225


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ITEM 5.  OTHER EVENTS.

         On November 21, 1997, Pillowtex Corporation (the "Company"), Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo (UK) Partners III, L.P. entered into an amendment ("Amendment No. 1") to the Preferred Stock Purchase Agreement, dated as of September 10, 1997, by and among such parties, providing for the issuance and sale of 65,000 shares of Series A Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company in connection with the Merger. A copy of Amendment No. 1 is filed as
Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:
                  --------

                  Exhibit
                  Number            Exhibit
                  -------           -------
                   10.1             Amendment No. 1 to the Preferred Stock
                                    Purchase Agreement, dated as of November 21,
                                    1997, by and among Pillowtex Corporation, Apollo Investment Fund III, L.P., Apollo
                                    Overseas Partners III, L.P., and Apollo (UK)
                                    Partners III, L.P.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       PILLOWTEX CORPORATION



                                       By:  /s/  John H. Karnes
                                           -----------------------------------
                                            John H. Karnes
                                            Vice President and General Counsel


Dated:  November 26, 1997



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                                INDEX TO EXHIBITS
                                -----------------


        EXHIBIT
        NUMBER           EXHIBIT
        -------          -------

         10.1 Amendment No. 1 to the Preferred Stock Purchase Agreement, dated as of November 21, 1997, by and among Pillowtex Corporation, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo (UK) Partners III, L.P.